SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported October 11, 2002	Commission File Number 1-3822

New Jersey State of Incorporation	21-0419870 I.R.S. Employer Identification No.

Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Item 7 – Financial Statements and Exhibits

The following exhibits are being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings made by Campbell Soup Company (the “Company”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

(c)	Exhibits

99.1	Written Statement of Douglas R. Conant, dated October 11, 2002, pursuant to Securities and Exchange Commission Order No. 4-460.

99.2	Written Statement of Robert A. Schiffner, dated October 11, 2002, pursuant to Securities and Exchange Commission Order No. 4-460.

Item 9 – Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act.

On October 11, 2002, Douglas R. Conant, President and Chief Executive Officer of the Company, and Robert A. Schiffner, Senior Vice President and Chief Financial Officer of the Company, each submitted to the SEC a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and 99.2 hereto. In addition, on October 11, 2002, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended July 28, 2002. This filing was accompanied by the certifications of each of Messrs. Conant and Schiffner required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: October 11, 2002	By:	/s/ Ellen O. Kaden Ellen O. Kaden Senior Vice President – Law and Government Affairs

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